UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 9, 1999



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5. Other Events
On July 9, 1999, Farm Family Holdings, Inc. issued a press release announcing that it has been added to the Russell 2000 Index of small-capitalization stocks.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FARM FAMILY HOLDINGS, INC.
                                        (Registrant)




    July 9, 1999                    /s/ Philip P. Weber
-------------------     -----------------------------------------------------
      (Date)                            Philip P. Weber
                                       President and CEO

FOR RELEASE: IMMEDIATE                      CONTACT: Timothy A. Walsh
                                                     Executive Vice President
                                                     Finance & Treasurer
                                                     (518) 431-5410

             Farm Family Holdings Added to the Russell 2000 Index


Glenmont, New York - July 9, 1999 - - Farm Family Holdings, Inc. (NYSE: FFH) today announced that it has been added to the Russell 2000 Index of small-capitalization stocks.

Farm Family Holdings' inclusion is part of the annual reconstitution of the Russell indexes which capture the 3,000 largest U.S. stocks as of the end of May, ranking them by total market capitalization to create the Russell 3000 Index. The largest 1,000 companies in the ranking comprise the Russell 1000 Index while the remaining 2,000 companies become the small cap Russell 2000 Index. Membership in Russell indexes, which are used as benchmarks for both passive and active investment strategies, is determined strictly by market capitalization rankings and style attributes.

The final index membership is effective on July 1 and remains in place for one year. The final rebalanced lists are available on Frank Russell Company's Web site (www.russell.com).

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company and Farm Family Life Insurance Company. Farm Family Casualty and Farm Family Life's subsidiary, United Farm Family, are specialized, property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life principally sells individual whole life, term and universal life products, in addition to single and flexible premium deferred annuities and disability insurance products. The companies sell products through a common distribution system.

Additional information about the Company can be found on the World Wide Web at www.farmfamily.com.




Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current knowledge, expectations, estimates, beliefs and assumptions. Readers are cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected or predicted. The forward looking-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside the Company's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the results of operations of the Company, fluctuations in the market value of the Company's stock and other risks listed from time to time in the Company's Securities and Exchange Commission filings, including the Form 10-K filed for the fiscal year ended December 31, 1998. Accordingly, there can be no assurance that actual results will conform to the forward-looking statements in this press release.